                                                                   EXHIBIT 10(b)

                         MONTHLY SERVICER'S CERTIFICATE

                             CONSUMERS FUNDING LLC
                $468,592,000 SECURITIZATION BONDS, SERIES 2001-1

      Pursuant to Section 3.05 of the Servicing Agreement dated as of November 8, 2001 (the "Consumers Servicing Agreement") between Consumers Energy Company, as Servicer and Consumers Funding LLC, as Issuer, the Servicer does hereby certify as follows:

Capitalized terms used in the Monthly Servicer's Certificate (the "Monthly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

                       Current BILLING MONTH: August 2004

CURRENT BILLING MONTH  8/3/2004 - 8/31/2004                      COLLECTION CURVE 100%
 STANDARD BILLING FOR PRIOR BILLING MONTH

Residential Total Billed                                       $108,783,942
Residential SECURITIZATION CHARGE (SC) Billed                  $  1,403,369        1.290%

Commercial Total Billed                                        $ 79,607,978
Commercial SECURITIZATION CHARGE (SC) Billed                   $  1,404,674        1.764%

Industrial Total Billed                                        $ 36,718,248
Industrial SECURITIZATION CHARGE (SC) Billed                   $  1,282,492        3.493%

 YTD NET WRITE-OFFS AS A % OF BILLED REVENUE
 Non-Residential Customer Net Write-offs                              0.130%
 Residential Customer Net Write-offs                                  0.360%
 Total Net Write-offs                                                 0.230%

 AGGREGATE SC COLLECTIONS

TOTAL SC REMITTED FOR BILLING MONTH

Residential Class SC Collected                                 $  1,449,915
Commercial Class SC Collected                                  $  1,460,500
Industrial Class SC Collected                                  $  1,477,748

Total SC Collected                                             $  4,388,163

 Aggregate SC Remittances for July 2004 BILLING MONTH          $  3,983,191
 Aggregate SC Remittances for August 2004 BILLING MONTH        $  4,388,163
 Aggregate SC Remittances for September 2004 BILLING MONTH     $          0

TOTAL CURRENT SC REMITTANCES                                   $  8,371,354

CURRENT BILLING MONTH 8/3/2004 - 8/31/2004                      COLLECTION CURVE 100%
 CALCULATED SC COLLECTED AMOUNT
 RESIDENTIAL

 A-1 Residential SC Collected                                   $1,377,166
 A-3 Residential T.O.D. SC Collected                            $    4,387
 A-4 Alternate Residence SC Collected                           $   40,006
 A-5 Residential Farm/Life Support SC Collected                 $   28,356

 TOTAL RESIDENTIAL SC COLLECTED                                 $1,449,915

 COMMERCIAL

 B-1 General Primary (041) SC Collected                         $   26,674
 B-General Secondary (010) SC Collected                         $  273,979
 C- General Secondary (011) SC Collected                        $  498,583
 D-General Primary (018) SC Collected                           $  284,190
 F-Primary High Load Factor (032) SC Collected                  $   51,997
 GH-General Service Heating (013) SC Collected                  $    3,703
 H- Water Heating Service (014) SC Collected                    $      725
 L-1 General Energy-Only Street Lighting SC Collected           $    1,645
 L-2 General Service (Cust Owned) St Light SC Collected         $    1,713
 L-3 General Service (Co Owned) St Light SC Collected           $    8,892
 L-4 General Service Outdoor Lighting Commercial SC Collected   $    1,263
 PS-1 General Secondary Public Pumping SC Collected             $    7,189
 PS-2 General Primary Public Pumping SC Collected               $    9,993
 PS-3 General Optional Primary Public Pumping SC Collected      $   50,282
 R-1 General Secondary Resale SC Collected                      $       63
 R-2 General Secondary Resale SC Collected                      $    1,044
 R-3 General Primary Resale SC Collected                        $   28,399
 ROA-P Retail Open Access Primary (110) SC Collected            $  154,520
 ROA-S Retail Open Access Secondary Com SC Collected            $   39,860
 SC - Special Contract Commercial SC Collected                  $    2,420
 SPEC Grand Rapids Special Contract SC Collected                $    2,522
 UR-General Unmetered SC Collected                              $   10,844

 TOTAL COMMERCIAL SC COLLECTED                                  $1,460,500

 INDUSTRIAL

 B-1 General Primary (042) SC Collected                         $   19,395
 B-General Secondary (020) SC Collected                         $   35,680
 C- General Secondary (021) SC Collected                        $   73,176
 CG-Cogeneration/Small Power Production Purchase SC Collected   $       94
 D-General Primary (028) SC Collected                           $  438,113
 F-Primary High Load Factor (033) SC Collected                  $   86,846
 GH-General Service Heating (023) SC Collected                  $       37
 GMD General Motors SC Collected                                $   57,165
 GMF General Motors SC Collected                                $  100,622
 GMF-1 General Motors SC Collected                              $    9,957
 GMJ-1 General Motors SC Collected                              $    6,125

CURRENT BILLING MONTH 8/3/2004 - 8/31/2004                     COLLECTION CURVE 100%
H- Water Heating Service (024) SC Collected                    $        0
I-General Primary Interruptible (034) SC Collected             $        0
J-1 General Alternative Electric Metal Melting SC Collected    $   32,319
J-General Primary Electric Furnace (037) SC Collected          $    7,499
L-4 General Service Outdoor Lighting Industrial SC Collected   $       65
R-3 General Primary Resale (027) SC Collected                  $       63
ROA-P Retail Open Access Primary (111) SC Collected            $  421,966
ROA-S Retail Open Access Secondary Ind SC Collected            $    5,956
SC - Special Contract Industrial SC Collected                  $  182,670

TOTAL INDUSTRIAL SC COLLECTED                                  $1,477,748

TOTAL SC COLLECTED                                             $4,388,163

Executed as of this 17th day of September 2004.

                                          CONSUMERS ENERGY COMPANY
                                          AS SERVICER

                                                /s/ Glenn P. Barba
                                      ------------------------------------------
                                      Glenn P. Barba, Vice President, Controller
                                      and Chief Accounting Officer

CC: Consumers Funding LLC
    One Energy Plaza
    Jackson, Mi 49201